                                                                   Exhibit 10.12


         INTELLIGENT INFORMATION INCORPORATED SERVICE RESELLER AGREEMENT

      THIS AGREEMENT is entered into by and between Intelligent Information Incorporated, a Delaware corporation (hereinafter referred to as "III") and Omnipoint Communications Inc., a Delaware Corporation (hereinafter referred to as the "Reseller"). The effective date of this agreement is November 8, 1996.

      WHEREAS, III owns computer software and has related procedures (hereinafter referred to as "Systems") and by utilizing these Systems provides "Products" in the form of "Services" and "Packages" that deliver "intelligent information" based on data from various sources (hereinafter referred to as "Information Providers") to text displaying wireless devices either at prearranged times or as data conditions change by prearranged parameters; and

      WHEREAS, Reseller is desirous of providing these Products to customers of its PCS services and to customers of PCS networks owned or managed by entities controlling, controlled by, or under common control with Reseller (which customers are hereinafter referred to as "Subscriber(s)"); and

      WHEREAS, the parties agree to enter into certain arrangements, as set forth herein, for that purpose;

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby confessed and acknowledged, it is agreed as follows;

1. The term of this agreement is three (3) years beginning on the effective date of this agreement. This entire agreement shall automatically renew itself annually for additional one (1) year terms unless either party sends notice of termination to the other party sixty (60) days before the anniversary of the effective date of this agreement, by certified mail.

2. Reseller shall provide and maintain computer access ports into its systems for use by III in delivering messages containing information addressed to Reseller's Subscribers and for sending customer profile updates to III. The protocol used on these ports shall be mutually agreeable to Reseller and III. Reseller shall reimburse III for the communications charges III actually and reasonably incurs to deliver messages to Reseller's computer access port and to receive customer activations and updates as contemplated by this Agreement.

3. Reseller shall deliver a subscriber agreement in a form mutually agreed to by the parties to each Subscriber (hereinafter referred to as the "Subscriber Agreement", hereto annexed as Appendix A) prior to activation of service along with any description of the services delivered to the Subscribers. Reseller may activate or support more than one wireless device with the same identification number, but payment for the charges associated with each such device shall be in accordance with Appendix B of this Agreement

      RESELLER HEREBY AGREES TO INDEMNIFY AND HOLD, III AND/OR ANY INFORMATION PROVIDERS HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, OR EXPENSES SUFFERED OR PAID AS A RESULT OF ANY CLAIMS, DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, AWARDS, JUDGMENTS, AND LIABILITIES (INCLUDING REASONABLE ATTORNEY'S
FEES) INCURRED IN LITIGATION, ARBITRATION OR OTHERWISE, ASSESSED, INCURRED, OR SUSTAINED BY OR AGAINST III AND/OR ANY INFORMATION PROVIDERS BY REASON OF RESELLER'S FAILURE TO DELIVER THE SUBSCRIBER AGREEMENT TO ANY SUBSCRIBER. RESELLER FURTHER AGREES TO REIMBURSE III FOR ALL LOSSES, COSTS, DAMAGES AND EXPENSES INCURRED, INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY'S FEES AND COURT COSTS, IN OBTAINING INDEMNIFICATION FROM RESELLER. RESELLER FURTHER AGREES TO DISTRIBUTE FROM TIME-TO-TIME MODIFIED OR SUPPLEMENTED SUBSCRIBER AGREEMENTS AS REQUIRED BY THE INFORMATION PROVIDERS.

      II. HEREBY AGREES TO INDEMNIFY AND HOLD RESELLER HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, OR EXPENSES SUFFERED OR PAID AS A RESULT OF ANY CLAIMS, DEMANDS, SUITS, CAUSES OF ACTION, PROCEEDINGS, AWARDS, JUDGMENTS, AND LIABILITIES (INCLUDING REASONABLE ATTORNEY'S FEES) INCURRED IN LITIGATION, ARBITRATION OR. OTHERWISE, ASSESSED, INCURRED, OR SUSTAINED BY OR AGAINST RESELLER

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BY ANY THIRD PARTY, INCLUDING INFORMATION PROVIDERS OR THEIR AGENTS, EXCEPT THOSE INFORMATION PROVIDERS OR AGENTS DIRECTLY UNDER CONTRACT BY RESELLER, ALLEGING THAT THE MARKETING, DISTRIBUTION, TRANSMISSION OR USE OF THE PRODUCTS OR SERVICES CONTEMPLATED BY THIS AGREEMENT CONSTITUTES AN INFRINGEMENT OF COPYRIGHT, TRADEMARK RIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT; DEFAMATION; INFRINGEMENT OF ANY RIGHT OF PRIVACY OR PUBLICITY; OR ANY SIMILAR RIGHT OR PRIVILEGE, III FURTHER AGREES TO REIMBURSE RESELLER FOR ALL LOSSES, COSTS, DAMAGES, AND EXPENSES INCURRED, INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY'S FEES AND COURT COSTS, IN OBTAINING INDEMNIFICATION FROM III.

      EITHER PARTY'S OBLIGATION TO INDEMNIFY AGAINST ANY SUCH CLAIM IS CONTINGENT UPON RECEIPT OF PROMPT WRITTEN NOTICE OF ANY EVENT GIVING RISE TO AN OBLIGATION TO INDEMNIFY AND GRANT OF THE RIGHT TO DEFEND AND SETTLE ANY SUCH CLAIM BY THE INDEMNIFIED PARTY.

4. Prior to the fifth (5th) day of each month this agreement is effective, Reseller shall provide to III a count of all Subscribers not on Resellers Basic or entry level service plan.

5. Prior to the last day of the month, based on the report described in paragraph 4, Reseller shall remit in U.S. dollars, using a form or method acceptable to III, payment for its Subscribers. The amount of the payment due is the total number of Subscribers, without regard for usage, times the rate per Subscriber for each Package and Service, plus the setup charge for each new Subscriber, plus message charges. The Package and Service rates per Subscriber, setup charges, message charges and associated conditions are as listed in Appendix B. Any preexisting Reseller related Subscribers, e.g., executives, demos, etc., are not be subject to the setup fee provisions of Appendix B, however each one of these Subscribers will be assigned to a Package or Service, subject to the appropriate charges, upon execution of this Agreement.

6. III shall have the right, at its sole discretion to sell or license the Products to any other person or company for any purpose. Computer software systems provided by III to Reseller shall remain the sole property of III. Such software shall not be reproduced, except for backup purposes or use at multiple Reseller locations, or distributed by Reseller. In the event of the termination of this Agreement all software provided to Reseller by III shall be returned to III.

7. Reseller shall take appropriate measures to insure that the following copyright notice, and those defined for each Product or Service in Appendix B, are made known to all Subscribers, including displaying such copyright notice in all instructions for use of the Packages and Services.

"COPYRIGHT NOTICES: News Alert System, Sports Alert System, Weather Alert System and Quote Alert System Copyright 199__ Intelligent Information Incorporated. All rights reserved. Copyright 19__ Dow Jones & Company, Inc. All Rights Reserved. Distributed by Intelligent Information Incorporated under license from Dow Jones & Company, Inc. The headlines (Company News) contained in this Intelligent Information Service are the sole and exclusive property of Dow Jones & Company, Inc. and are protected by copyright. Such headlines may not be copied, republished or redistributed without the prior written consent of Dow Jones & Company, Inc."

Reseller agrees to submit to III for its approval, all advertising or other promotional materials that reference any of the Products or any understanding or relationship contemplated under this Agreement no fewer than 5 days before proposed use. III's approval will not be unreasonably withheld, and shall be deemed granted unless III within such 5 day period notifies Reseller of the reasons for rejection and proposes reasonable changes which, if adopted, would render the request acceptable.

8. Resell acknowledges that III is required to provide certain information relating to the usage of the Products to the Information Providers. Such information may include:

      (a) the number of Subscribers registered in III Systems at midnight of each day;

      (b)   the number and types of messages sent by III Systems;

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      (c) the number and types of Subscriber requests registered in III Systems; and

      (d) any additional information as required by the Information Providers, from time-to-time. III warrants to Reseller that any such data pertaining to Subscriber identification will remain proprietary and confidential with the exception of satisfying III's reporting requirements to the Information Providers or their agents.

      (e) Reseller shall grant access to III, acting on its behalf or on behalf of the Information Providers, or their agents, to Reseller's business records related to III's Services, during regular business hours and upon three (3) days written notice to Reseller, for the purpose of verifying the extent of distribution of Products to Subscribers. Any such data shall remain the sole and exclusive property of Reseller and shall be used by III solely for the purpose of confirming Reseller's distribution of III's Services to determine the payment due by Reseller. Reseller agrees to maintain such records for not less than three (3) years.

      Without limiting III's other obligations under this Agreement, all information obtained by III in the course of inspecting Reseller's records shall be deemed Reseller's Confidential Information. III shall only provide each Information Provider and its agents with data sufficient to confirm the extent to which Reseller has supplied the Products of such Information Provider to Subscribers of Reseller, and shall not otherwise provide the same with any proprietary or confidential information of Reseller without Reseller's express written consent.

9. Reseller shall designate a customer representative to coordinate and review III's process of updating changes to Subscriber information, however, III will be responsible for receiving and effecting any additions, changes or deletions in Subscriber information within twenty four (24) hours of receipt of written requests from the Reseller. III will maintain a facsimile machine for receipt of such requests.

10. III AND THE INFORMATION PROVIDERS SHALL HAVE NO LIABILITY TO RESELLER FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITIES OF SUCH DAMAGES WITH RESPECT TO THEIR OBLIGATIONS UNDER THIS AGREEMENT. IN ANY EVENT, THE LIABILITY OF III AND THE INFORMATION PROVIDERS TO RESELLER FOR ANY REASON AND UPON ANY CAUSE OF ACTION SHALL BE LIMITED TO GENERAL MONEY DAMAGES IN AN AMOUNT NOT TO EXCEED THE AMOUNT OF THREE MONTH'S PAYMENTS FOR SUBSCRIBERS RECEIVED BY III. THIS LIMITATION APPLIED TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS.

11. Reseller shall not assign this Agreement without III's prior written consent. Notwithstanding the foregoing, Reseller shall be entitled without III's consent to assign or transfer its rights under this Agreement, to any person or business entity which is a parent, or subsidiary of Reseller, controls or is controlled by or under common control with Reseller, is merged or consolidated with Reseller or purchases more than fifty (50%) interest in the ownership or assets of Reseller to which this Agreement relates.

12. Either party may terminate this Agreement upon not less than thirty (30) days prior written notice to the other parties, i.:

      (A) The other party makes an assignment for the benefit of its creditors;
or

      (B) Any petition shall be filed by or against such other party under any Section or Chapter of the Federal Bankruptcy Act as amended or as may be amended or any similar law or statute of the United States or any state thereof, which is not dismissed within thirty five (35) days after filing; or

      (C) Reseller shall have the right to terminate this Agreement by written notice to take effect immediately if III's Systems fail to perform or become defective, and such defect(s) or failure(s) cannot be remedied by III within ten
(10) working days.

13. III shall have the right to terminate this Agreement by written notice to take effect immediately if Reseller fails to make any payment when due and does not cure such failure within ten (10) days of III's notice thereof and, effective upon such termination, III shall have no further obligation to perform under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14. The mailing address of III is One Dock Street, Suite 500, Stamford, CT 06902. The mailing address of Reseller is specified below. All notices of default or failure of obligation hereunder shall be mailed to the other party first class, certified mail, return receipt requested to the address of III and Reseller set forth in this Agreement. Either Party may change the address for receipt of notice by providing written notice to the other party.

15. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

16. III warrants with respect to each of the Services and Products it supplies pursuant to this Agreement that (i) such Service or Product shall be available to Reseller 99.99 percent of each day during the term of this Agreement (excluding scheduled downtime for maintenance); (ii) the content of such Service or Product shall be delivered to Reseller's computer data port as contemplated by Section 2 of this Agreement with 99.9 percent accuracy within two minutes of III's receipt of the content of the same from the applicable information Provider, provided any failure to do so is not caused by reseller's failure.

III warrants that neither Services and Products, nor Reseller's marketing, distribution, transmission and use of the same as contemplated by this Agreement, will infringe any copyright, trademark or other intellectual property right; in fringe any right of privacy or publicity; or give rise to any claim of defamation or similar claims of any third party, including any Information Providers or their agents.

17. III represents that the terms set forth in this Agreement (including pricing) are as favorable to Reseller as the terms previously granted to any other provider of wireless telecommunications services operating in whole or part in the same service area with respect to which Reseller receives the Services or Products pursuant to this Agreement and shall be so for as long as the Services and Products and their bundling in Reseller's packages remains materially unchanged. III covenants and agrees that, in the event III extends any more favorable terms or conditions to any such other provider, III shall promptly notify Reseller of the same and, at Reseller's option, shall grant those same terms and conditions to Reseller effective as of the date such terms were extended to the other provider.

18. III agrees that any confidential or proprietary information disclosed by Reseller to III, including, without limitation, any information or data regarding the Subscribers such as their names, information regarding their parameters or their preferences, shall remain the sole and exclusive property of Reseller. III shall not disclose any such information, to any third party, including the Information Providers and their agents, except as otherwise provided in this Agreement, unless (i) Reseller consents to such disclosure in writing, and (ii) III has entered into an agreement with that party that requires them to keep such information confidential.

IN WITNESS WHEREOF, the parties have hereto hereby execute this Agreement.


-------------------------------------      -------------------------------------
Authorized Reseller Signature              Authorized Signature


/s/ Harry Plonskier                        /s/ Stephen G. Maloney
-------------------------------------      -------------------------------------

Name                                       Name

HARRY PLONSKIER                            STEPHEN G. MALONEY
-------------------------------------      -------------------------------------

Title                                      Title

VICE PRESIDENT                             PRESIDENT
-------------------------------------      -------------------------------------

Date                                       Date

11/8/96                                    11/8/96
-------------------------------------      -------------------------------------

Reseller's Mailing Address

49 Old Bloomfield Road
-------------------------------------

Mountain Lakes, NJ 07046
-------------------------------------

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                   APPENDIX A
                              SUBSCRIBER AGREEMENT

IMPORTANT: READ THIS AGREEMENT BEFORE USING THE SERVICE PROVIDED BY OMNIPOINT (hereafter referred to as "OCI"). YOUR USE OF THE SERVICE WILL INDICATE YOUR ACCEPTANCE OF ALL OF THE FOLLOWING TERMS. If this agreement is unacceptable to you, do not use the Service. OCI is willing to provide you the Service only if you agree to be bound by the following terms:

1. Information, data or messages provided through the Service, including but not limited to, prices or values of various items (e.g., stocks, bonds, options, futures and currencies), the numbers of shares traded in a given time period of various items and the times at which the prices or values, or the numbers of shares traded of various items fall within preset ranges (hereafter referred to as "Information") has been independently obtained by OCI, from various securities markets, such as stock exchanges, their affiliates, and others (collectively, hereafter referred to as "Information Providers") through sources believed to be reliable, but the accuracy, completeness, timeliness, or correct sequencing of the Information is not guaranteed by OCI, the Information Providers, or any parties transmitting or processing the Information (hereafter referred to as "Information Processors"). (Hereafter, collectively OCI, the Information Providers and Information Processors are referred to as "Disseminating Parties".) There may be delays, omissions, or inaccuracies in the Information. NO DISSEMINATING PARTY WILL BE LIABLE IN ANY WAY TO YOU OR ANY OTHER PERSON FOR (A) ANY INACCURACY, ERROR OR DELAY IN, OR OMISSION OF, (I) ANY INFORMATION OR (II) THE TRANSMISSION OR DELIVERY OF ANY SUCH INFORMATION, OR
(B) ANY LOSS OR DAMAGE ARISING FROM OR OCCASIONED BY (I) ANY SUCH INACCURACY, ERROR, DELAY OR OMISSION, (II) NON-PERFORMANCE, OR (III) INTERRUPTION IN ANY SUCH INFORMATION, DUE EITHER TO ANY NEGLIGENT ACT OR OMISSION BY ANY DISSEMINATING PARTY OR TO ANY "FORCE MAJEURE" (I.E., ANY FLOOD, EXTRAORDINARY WEATHER CONDITIONS, EARTHQUAKE OR OTHER ACT OF GOD, FIRE, WAR, INSURRECTION, RIOT, LABOR DISPUTE, ACCIDENT, ACTION OF GOVERNMENT, COMMUNICATIONS OR POWER FAILURE, OR EQUIPMENT OR SOFTWARE MALFUNCTION) OR ANY OTHER CAUSE BEYOND THE REASONABLE CONTROL OF THE DISSEMINATING PARTIES. THERE IS NO WARRANTY OF MERCHANT-ABILITY, NO WARRANTY OF FITNESS FOR A PARTICULAR USE, AND NO OTHER WARRANTY OF ANY KIND, EXPRESS, OR IMPLIED, REGARDING THE INFORMATION OR ANY ASPECT OF THE SERVICE (INCLUDING BUT NOT LIMITED TO ACCESS TO INFORMATION).

2. IN NO EVENT WILL ANY DISSEMINATING PARTY BE LIABLE TO YOU OR ANYONE ELSE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS, TRADING LOSSES, AND DAMAGES THAT RESULT FROM INCONVENIENCE, DELAY OR LOSS OF THE USE OF THE SERVICE), EVEN IF ANY DISSEMINATING PARTY AS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES. YOU AGREE THAT THE LIABILITY OF ANY DISSEMINATING PARTY, ARISING OUT OF ANY KIND OF LEGAL CLAIM (WHETHER IN CONTRACT, TORT OR OTHERWISE) IN ANY WAY CONNECTED WITH THE SERVICE OR THE INFORMATION, WILL NOT EXCEED THE AMOUNT CHARGED FOR RECEIVING THE INFORMATION. No Disseminating Party shall be liable for any loss resulting from a cause over which such entity does not have control, including but not limited to failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems, unauthorized access, theft, operator errors, severe weather, earthquakes, floods, acts of war, and strikes or other labor problems.

3. OCI, the Information Providers and others have proprietary interest in the Information. You agree not to reproduce, re transmit, disseminate, sell, distribute, publish, broadcast, circulate or commercially exploit the Information in any manner without the express written consent of OCI, and the relevant Information Provider(s); nor to use the Information for any unlawful purpose. You agree to comply with reasonable written requests from OCI, and to protect the Information Providers' and OCI's respective contractual, statutory and common law rights to the Information and the Service.

4. You acknowledge that neither the Service nor any of the Information is intended to supply tax or legal advice. Although the Service may provide Information about how to invest and what to buy, none of this Information is recommended by any Disseminating Party. The Disseminating Parties do not recommend any investment advisory

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

service or product, nor offer any advise regarding the nature, potential value, or suitability of any particular security, transaction, or investment strategy.

5. You agree to immediately notify OCI, if you become aware of any of the following: (a) any loss or theft of your access number(s), and/or password(s), or (b) any unauthorized use of any of your access number(s) and/or password(s), or of the Service or any Information.

6. You agree to indemnify and hold the Disseminating Parties harmless from and against any and all claims, losses, liabilities, costs and expenses (including but not limited to attorneys' fees) arising from your violation of this Agreement or any third party's rights.

7. OCI reserves the right to terminate your access to the Service or any portion of it at its sole discretion, without notice and without limitation, for any reason whatsoever, including but not limited to the unauthorized use of your access number(s) and/or password(s), breach of this Agreement, discontinuance of OCI or loss of access to any Information from any of the Information Providers. The Information Processors and OCI shall have no liability to you; provided, however, that if the termination is without cause, OCI shall refund the prorata portion of any fee which may have been paid by you for the portion of the Service not furnished to you as of the date of such termination.

8. As a condition of being approved to use the Service, you represent and agree that you are making this Agreement in your own individual capacity and not on behalf of a firm, corporation, partnership, trust or association.

9. You acknowledge that, in providing you with the Service, OCI, has relied upon your agreement to be bound by the term of this Agreement. You further acknowledge that this Agreement and all other present and future written agreements between you and OCI, constitute the complete statement of the agreement between you and OCI, and that the agreement does not include any other or prior contemporaneous promises, representations or descriptions regarding the Service or the Information even if it were contained in materials provided by OCI. This Agreement may be modified only in writing; if OCI sends you written notice of the modification, your use of the Service after receiving such notice will indicate your acceptance of the modification. If any provision of this Agreement is invalid or unenforceable under applicable laws, it is, to that extent, deemed omitted and the remaining provisions will continue in full force and effect. This Agreement and performance hereunder will be governed by and construed in accordance with the laws of the State of New York, as applied to agreements entered into, no matter where you might legally reside.

10. The terms and conditions of Sections 1, 2, 3 and 6 of this Agreement shall survive any termination of this Agreement

"COPYRIGHT NOTICES: News Alert System, Sports Alert System, Weather Alert System and Quote Alert System Copyright 199__ Intelligent Information Incorporated. All rights reserved. Copyright 19__ Dow Jones & Company, Inc. All Rights Reserved. Distributed by Intelligent Information Incorporated under license from Dow Jones & Company, Inc. The headlines (Company News) contained in this Intelligent Information Service are the sole and exclusive property of Dow Jones & Company, Inc. and are protected by copyright. Such headlines may not be copied, republished or redistributed without the prior written consent of Dow Jones & Company, Inc."

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Information Services
--------------------------------------------------------------------------------

                                   APPENDIX B

Schedule 1

--------------------------------------------------------------------------------
Product Pricing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New York Times General News Processing - Group Approach: [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Package(1): [*]
Choose from one of the following:

            1.    Weather Forecast
            2.    Lottery
            3.    Horoscope
            4.    Sports
            5.    General Business News
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Advanced Package(1): [*]
Choose a total of two from the value and advanced packages:

            6.    Health News
            7.    Company News
            8.    Sports
            9.    Quotes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A La Carte: [*]
Choose any of the following:

            10.   20 On Demand Quotes
            11.   Company News
            12.   Sports
            13.   Weather
            14.   Quotes
            15.   Horoscope
            16.   Lottery
            17.   General Business News
            18.   Health News
[*]:        19.   40 On Demand Quotes - note: [*]
--------------------------------------------------------------------------------

Notes: All Omnipoint customers not on the basic or entry level service as described in Omnipoint marketing and sales materials, shall be assigned to one of these two packages or future variations thereof.


--------------------------------------------------------------------------------
Omnipoint Communications Inc. & Intelligent Information: Proprietary  7  11/8/96

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Information Services
--------------------------------------------------------------------------------

Schedule 2

Product Description

--------------------------------------------------------------------------------
Medium Package:

            1.    Weather Forecast - provides daily city weather forecast.
            2. Lottery - provides daily results of prior's day lottery from one state.
            3.    Horoscope - provides daily horoscope based on customer's sign.
            4. Sports - provides final scores on one team from each of four major sports.
            5. General Business News - provides business headlines daily during business week.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Premium Package:

            6.    Health News - provides daily health & wellness update.
            7.    Company News - provides news headlines on up to three
                  companies.
            8. Sports - provides final scores on one team from each of four major sports.
            9. Quotes - one timed update or price parameter alert plus an end of day quote (choose 3 companies).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A La Carte

            10. 20 On Demand Quotes - up to 20 mobile originated real-time quotes per month.
            11.   Company News - provides news headlines on up to three
                  companies.
            12. Sports - provides final scores on one team from each of four major sports.
            13.   Weather - provides daily city weather forecast.
            14.   Quotes - one timed update or price parameter alert plus an end of day quote (choose 3 companies).
            15.   Horoscope - provides daily horoscope based on customer's sign.
            16. Lottery - provides daily results of prior's day lottery from one state each morning.
            17. General Business News - provides business headlines daily during business week.
            18.   Health News - provides daily health & wellness update.
            19. 40 On Demand Quotes - up to 40 mobile originated real-time quotes per month
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Omnipoint Communications Inc. & Intelligent Information: Proprietary  8  11/8/96

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Information Services
--------------------------------------------------------------------------------

Schedule 3

III will provide to Omnipoint customer information services support options. The options are Operator Customer Service, Internet and IVR, the cost ongoing of which is included in the Schedule 1 fees.

The cost to develop the Operator Customer Service will be III's expense. III will provide 24 hour a day, seven day a week customer service to handle updates of subscriber profiles. A soft hand off from Omnipoint Customer Service may be the link used to forward subscribers to III's operators. A toll free number could be provided to subscribers to call III directly as well.

The Internet solution is to be utilized directly by the end user. This solution would allow the subscriber to go onto the Omnipoint home page, and hot key over to a customized profile update page. This page will be developed and maintained by III, but made to look and feel like the Omnipoint home page. The cost of implementing the Internet generic profile updating page will be at III's expense. The cost of modifying the generic profile updating page, if needed, is a factor of the amount of change required and would be by separate agreement. III's Internet partner, Interport Communications Corp. will provide a quote on making these changes once the definition has been provided.

III can also provide an integrated IVR to Omnipoint. The capabilities of this system would be varied. The most simple form would be a system for a subscriber to call into in order to update their customer profile. The IVR could be enhanced for mobile initiation of a subscriber profile. The IVR could also allow the subscriber the ability to request specific information be sent through the SMS to their handset. Ultimately, this IVR could allow the customer the opportunity to retrieve information in an audio format. The level of services available would be determined based on the customer's level of service (basic, value, advanced). The cost of implementing the basic level of a profile updating IVR will be at III's expense.


--------------------------------------------------------------------------------
Omnipoint Communications Inc. & Intelligent Information: Proprietary  9  11/8/96

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Information Services
--------------------------------------------------------------------------------

Schedule 4

Volume Discounts

[*]
---------

[*]
[*]
[*]
[*]

Schedule 5

Miscellaneous

[*]

[*]

III will participate with Omnipoint promotions on an ad hoc basis.


--------------------------------------------------------------------------------
Omnipoint Communications Inc. & Intelligent Information: Proprietary 10  11/8/96

CONFIDENTIAL TREATMENT REQUESTED
Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.